EXHIBIT 99.1

RPX Announces Second Quarter 2016 Financial Results

SAN FRANCISCO – August 2, 2016 – RPX Corporation (NASDAQ: RPXC), the leading provider of patent risk management and discovery management solutions, today announced its financial results for the second quarter ended June 30, 2016.

"Our strategy of diversifying RPX’s operations is clearly helping the Company navigate a challenging near term patent environment," said John Amster, CEO of RPX Corporation. "In the second quarter the Discovery Services business posted solid results, our patent risk business continued to deliver value to 300+ clients, and we took appropriate operational steps to ensure we achieve our cash generation goals for the year.”

Summary Results for the Second Quarter of 2016

Total revenue was $83.1 million, compared to $67.6 million in the second quarter of 2015.

•	Subscription revenue from patent risk management services - including insurance - was $63.2 million, compared to $67.6 million in the prior year period.

•	Discovery services revenue was $19.3 million.

•	Fee-related revenue was $0.6 million, compared to nil in the prior year period.

GAAP net income for the second quarter was $4.2 million or $0.08 per diluted share, compared to $8.0 million or $0.14 per diluted share in the second quarter of 2015.

Non-GAAP net income for the second quarter, which excludes stock-based compensation, the amortization of acquired intangibles, fair value adjustments on deferred payment obligations, gains on extinguishment of deferred payment obligations, and realized losses on exchange of short-term investments, and their related tax effects, was $9.1 million or $0.18 per diluted share, compared to $11.2 million or $0.20 per diluted share in the second quarter of 2015.

Non-GAAP Adjusted EBITDA less Net Patent Spend, the Company's preferred measure of adjusted pre-tax free cash flow, was $33.3 million in the second quarter of 2016.

RPX's patent risk management client network included 317 clients, including insurance clients, as of June 30, 2016.

Net patent acquisition spend during the quarter totaled $20.9 million, and included 20 patent transactions.

As of June 30, 2016, RPX had cash, cash equivalents and short-term investments of $199.1 million.

Business Outlook

This outlook reflects the Company’s current and preliminary view and may be subject to change. Please see the paragraph regarding “Forward-Looking Statements” at the end of this news release.

The Company provided the following business outlook for the third quarter of fiscal 2016:

Subscription and Discovery revenue[1]	$81 - $83 million
Fee-related revenue	$6 million
Total revenue	$87 - $89 million
Operating income (non-GAAP)	$16 - $17 million
Net income (non-GAAP)	$10 - $11 million
Total Adjusted EBITDA (non-GAAP)	$58 - $59 million
Effective tax rate (non-GAAP)	37%
Weighted-average diluted shares outstanding	50 million

The Company provided the following business outlook for the full year 2016:

Subscription revenue[1]	$255 - $260 million
Discovery revenue	$67 - $69 million
Fee-related revenue	$8 - $15 million
Total revenue	$330 - $344 million
Cost of revenue (non-GAAP)	$198 - $200 million
SG&A (non-GAAP)	$76 - $78 million
Operating income (non-GAAP)	$56 - $66 million
Net income (non-GAAP)	$35 - $40 million

RPX adjusted EBITDA (non-GAAP)	$198 - $206 million
Discovery adjusted EBITDA (non-GAAP)	$19 - $21 million
Total adjusted EBITDA (non-GAAP)	$217 - $227 million
Net patent spend	$115 - $120 million
Adjusted EBITDA less net patent spend (non-GAAP)	$97 - $112 million

Effective tax rate (non-GAAP)	37%
Weighted-average diluted shares outstanding	51 million

The Company provided the following supplemental information regarding amortization expense for the full year 2016:

Amortization of patent assets acquired through December 31, 2015	$136.3 million
Amortization of patent assets to be acquired during fiscal 2016	$20.0 - $26.0 million
Total amortization of patent assets	$156.3 - $162.3 million

Amortization of Inventus's acquired intangible assets[2]	$8.6 - $9.6 million
Other intangible amortization expenses[2]	$1.3 million

The above outlook is forward-looking. Actual results may differ materially. The Company is not able, at this time, to provide a forward-looking reconciliation to GAAP outlook for the non-GAAP financial metric outlook it has provided above for the third quarter and full year 2016 because of the difficulty of estimating certain items that are excluded from the non-GAAP financial metrics, including those items listed in "Use of Non-GAAP Financial Information" below, the effect of which may be significant. Please refer to the information under the caption “Use of Non-GAAP Financial Information” below.

 ————————

[1]
Subscription revenue is comprised of revenue generated from membership subscription services, premiums earned, net of ceding commissions, from insurance policies, and management fees related to its insurance business.

[2]	RPX excludes amortization expense related to intangible assets (other than patents) acquired in conjunction with the acquisition of businesses from its non-GAAP financial measures.

Conference Call

RPX management will host a conference call and live webcast for analysts and investors at 2:00 p.m. PDT/5:00 p.m. EDT on August 2, 2016. Parties in the United States and Canada can access the call by dialing 1-800-896-8445, using conference code 6392847. International parties can access the call by dialing 1-785-830-1916, using conference code 6392847.

The conference call will be webcast and investors will be able to access the webcast and slide presentation from the "Investor Relations" section of the company's website at www.rpxcorp.com. A replay of the webcast will be available online at the aforementioned website following the conclusion of the conference call.

About RPX

RPX Corporation (NASDAQ: RPXC) is the leading provider of patent risk management and discovery management solutions. Since its founding in 2008, RPX has introduced efficiency to the patent market by providing a rational alternative to litigation. The San Francisco-based company's pioneering approach combines principal capital, deep patent expertise, and client contributions to generate enhanced patent buying power. By acquiring patents and patent rights, RPX helps to mitigate and manage patent risk for its growing client network.

As of June 30, 2016, RPX had invested over $2 billion to acquire more than 15,500 US and international patent assets and rights on behalf of nearly 320 clients in eight key sectors: automotive, consumer electronics and PCs, E-commerce and software, financial services, media content and distribution, mobile communications and devices, networking, and semiconductors.

RPX subsidiary Inventus is a leading international discovery management provider focused on reducing the costs and risks associated with the discovery process through the effective use of technology solutions. Inventus has been providing litigation support services to corporate legal departments, law firms and government agencies since 1991.

Use of Non-GAAP Financial Information

This news release dated August 2, 2016 contains non-GAAP financial measures. Tables are provided in this news release that reconcile the historical non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures include non-GAAP cost of revenue, non-GAAP selling, general and administrative expenses, non-GAAP operating income, non-GAAP other income (expense), net, non-GAAP net income, non-GAAP adjusted EBITDA, non-GAAP net income per share, and non-GAAP adjusted EBITDA less net patent spend.

To supplement the Company’s condensed consolidated financial statements presented on a GAAP basis, management believes that these non-GAAP measures provide useful information about the Company’s core operating results and thus are appropriate to enhance the overall understanding of the Company’s past financial performance and its prospects for the future. Management is excluding from some or all of its its non-GAAP operating results (1) stock-based compensation expenses (inclusive of related employer payroll taxes), (2) the amortization of acquired intangible assets (other than patents), (3) fair value adjustments on deferred payment obligations, (4) gains on extinguishment of deferred payment obligations, (5) realized losses on exchange of short-term investments, and (6) their related tax effects.

Management uses these non-GAAP measures to evaluate the Company’s financial results and trends, allocate internal resources, prepare and approve our annual budget, develop short- and long-term operating plans, assess the health of our business and determine company-wide incentive compensation. Management believes these non-GAAP measures may prove useful to investors who wish to consider the impact of certain items when comparing the Company’s financial performance with that of other companies. The adjustments to the Company’s GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company’s underlying operational results, trends and performance.

There are limitations in using non-GAAP financial measures because non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. The non-GAAP financial measures are limited in value because they exclude certain items that may have a material impact on our reported financial results. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are adjusted to calculate our non-GAAP financial measures. Management compensates for these limitations by analyzing current and future results on a GAAP basis as well as a non-GAAP basis and also by providing GAAP measures in our public disclosures.

The presentation of additional information should not be considered in isolation or as a substitute for or superior to financial results determined in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure and not to rely on any single financial measure to evaluate our business.

Forward-Looking Statements

This news release and its attachments contain forward-looking statements within the meaning of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements regarding the future financial performance of RPX as well as any statements regarding the Company’s strategic and operational plans. The Company’s actual results may differ materially from those predicted or implied in these forward-looking statements. Factors that may contribute to such differences include, among others, the Company’s ability to maintain an adequate rate of growth, the success of the Company’s insurance and discovery management businesses as well as other new initiatives, and the Company’s ability to attract new clients and retain existing clients. Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions or variations intended to identify forward-looking statements. More information about potential factors that could affect the Company’s business and financial results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent annual report on Form 10-K and its quarterly reports on Form 10-Q on file and available at the SEC’s website at www.sec.gov. The Company does not intend, and undertakes no duty, to update any forward-looking statements to reflect future events or circumstances.

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Contacts:

Investor Relations	Media Relations
JoAnn Horne	Jen Costa
Market Street Partners	RPX Corporation
+1 415-445-3233	+1 415-852-3180
ir@rpxcorp.com	media@rpxcorp.com

RPX Corporation
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Revenue	$83,109	$67,551	$162,844	$150,838
Cost of revenue	49,070	36,985	96,736	71,744
Selling, general and administrative expenses	25,904	18,997	52,799	38,456
Gain on sale of patent assets, net	—	(592)	—	(592)
Operating income	8,135	12,161	13,309	41,230
Other income (expense), net	(1,549)	934	256	1,055
Income before provision for income taxes	6,586	13,095	13,565	42,285
Provision for income taxes	2,436	5,065	5,178	16,224
Net income	$4,150	$8,030	$8,387	$26,061

Net income per share:
Basic	$0.08	$0.15	$0.16	$0.48
Diluted	$0.08	$0.14	$0.16	$0.47
Weighted-average shares used in computing net income per share:
Basic	51,034	54,490	51,548	54,334
Diluted	51,557	55,687	52,089	55,457

RPX Corporation
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	June 30, 2016	December 31, 2015
Assets
Current assets:
Cash and cash equivalents	$130,040	$94,983
Short-term investments	69,051	231,015
Restricted cash	476	701
Accounts receivable, net	41,714	13,905
Prepaid expenses and other current assets	17,221	12,643
Total current assets	258,502	353,247
Patent assets, net	212,245	254,560
Property and equipment, net	8,033	4,733
Intangible assets, net	63,130	1,801
Goodwill	160,122	19,978
Restricted cash, less current portion	1,062	727
Deferred tax assets	25,504	6,896
Other assets	8,503	16,619
Total assets	$737,101	$658,561

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$2,964	$959
Accrued liabilities	11,456	14,842
Deferred revenue	119,856	110,921
Deferred payment obligations	1,301	2,383
Current portion of long-term debt	5,224	—
Other current liabilities	1,587	467
Total current liabilities	142,388	129,572
Deferred revenue, less current portion	3,277	4,731
Deferred tax liabilities	4,837	—
Long-term debt	91,660	—
Other liabilities	8,410	7,779
Total liabilities	250,572	142,082
Stockholders’ equity:
Common stock	5	5
Additional paid-in capital	351,577	344,610
Retained earnings	141,431	172,115
Accumulated other comprehensive loss	(6,484)	(251)
Total stockholders’ equity	486,529	516,479
Total liabilities and stockholders’ equity	$737,101	$658,561

RPX Corporation
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Six Months Ended June 30,
	2016	2015
Operating activities
Net income	$8,387	$26,061
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	85,585	69,991
Stock-based compensation	9,828	8,525
Excess tax benefit from stock-based compensation	(33)	(1,195)
Gain on sale of patent assets, net	—	(592)
Amortization of premium on investments	972	3,181
Deferred taxes	198	(186)
Unrealized foreign currency loss	1,213	—
Fair value adjustment on deferred payment obligations	(1,920)	(705)
Gain on extinguishment of deferred payment obligation	(463)	—
Realized loss on exchange of short-term investments	290	—
Other	169	—
Changes in assets and liabilities, net of business acquired:
Accounts receivable, net	(15,207)	13,203
Prepaid expenses and other assets	(1,479)	(12,097)
Accounts payable	211	418
Accrued and other liabilities	(6,097)	(4,850)
Deferred revenue	7,379	6,314
Net cash provided by operating activities	89,033	108,068
Investing activities
Purchases of investments	(31,150)	(137,663)
Maturities of investments	42,590	100,548
Sales of investments	145,925	—
Business acquisition, net of cash acquired	(228,453)	(425)
Decrease in restricted cash	225	269
Purchases of property and equipment	(2,087)	(1,134)
Acquisitions of patent assets	(36,546)	(48,936)
Proceeds from sale of patent assets	—	650
Acquisition of other assets	—	(2,500)
Net cash used in investing activities	(109,496)	(89,191)
Financing activities
Repayment of principal on deferred payment obligations	—	(935)
Proceeds from deferred payment obligations	—	6,270
Proceeds from issuance of term debt	100,000	—
Payments of debt issuance costs	(2,003)	—
Repayment of principal on term debt	(1,250)	—
Proceeds from exercise of stock options	247	4,294
Taxes paid related to net-share settlements of restricted stock units	(2,048)	(2,307)
Excess tax benefit from stock-based compensation	33	1,195
Payments of capital leases	(236)	—
Repurchase of common stock	(39,072)	(3,541)
Net cash provided by financing activities	55,671	4,976
Foreign-currency effect on cash and cash equivalents	(151)	—
Net increase in cash and cash equivalents	35,057	23,853
Cash and cash equivalents at beginning of period	94,983	78,019
Cash and cash equivalents at end of period	$130,040	$101,872

RPX Corporation
Reconciliation to Non-GAAP Net Income Per Share
(in thousands, except per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Revenue	$83,109	$67,551	$162,844	$150,838

Cost of revenue	49,070	36,985	96,736	71,744
Amortization of acquired intangible assets[2]	(586)	(50)	(1,044)	(100)
Non-GAAP cost of revenue	48,484	36,935	95,692	71,644

Selling, general and administrative expenses	25,904	18,997	52,799	38,456
Stock-based compensation[1]	(4,976)	(4,810)	(9,998)	(8,802)
Amortization of acquired intangible assets[2]	(1,999)	(381)	(3,708)	(762)
Non-GAAP selling, general and administrative expenses	18,929	13,806	39,093	28,892

Gain on sale of patent assets, net	—	(592)	—	(592)
Non-GAAP operating income	15,696	17,402	28,059	50,894

Other income (expense), net	(1,549)	934	256	1,055
Fair value adjustment on deferred payment obligation[3]	—	(705)	(1,920)	(705)
Gain on extinguishment of deferred payment obligations[3]	(463)	—	(463)	—
Realized loss on exchange of short-term investments[3]	188	—	188	—
Non-GAAP other income (expense), net	(1,824)	229	(1,939)	350

Non-GAAP income before provision for income taxes	13,872	17,631	26,120	51,244

Provision for income taxes	2,436	5,065	5,178	16,224
Income tax adjustments[4]	2,383	1,410	4,095	2,700
Non-GAAP provision for income taxes	4,819	6,475	9,273	18,924
Non-GAAP net income	$9,053	$11,156	$16,847	$32,320

Non-GAAP net income per share:
Basic	$0.18	$0.20	$0.33	$0.59
Diluted	$0.18	$0.20	$0.33	$0.58
Weighted-average shares used in computing non-GAAP net income per share:
Basic	51,034	54,490	51,548	54,334
Diluted	51,557	55,687	52,089	55,457

RPX Corporation
Reconciliation of Net Income to Non-GAAP Adjusted EBITDA Less Net Patent Spend
(in thousands)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net income	$4,150	$8,030	$8,387	$26,061
Provision for income taxes	2,436	5,065	5,178	16,224
Other (income) expense, net	1,549	(934)	(256)	(1,055)
Stock-based compensation[1]	4,976	4,810	9,998	8,802
Depreciation and amortization	41,032	35,978	85,587	69,988
Non-GAAP adjusted EBITDA[5]	54,143	52,949	108,894	120,020
Net patent spend	(20,885)	(20,500)	(37,134)	(74,136)
Non-GAAP adjusted EBITDA less net patent spend	$33,258	$32,449	$71,760	$45,884

RPX Corporation
Additional Metrics
(in thousands, except client data)
(unaudited)

	As of and for the Three Months Ended June 30,
Operating Metrics	2016	2015
Number of clients[7]	317	225
Net additions[7]	31	1
Gross patent spend	$21,115	$20,575
Net patent spend	$20,885	$20,500

	As of and for the Three Months Ended June 30,
Financial Metrics	2016	2015
Subscription revenue[6]	$63,219	$67,551
Discovery revenue	19,258	—
Fee-related revenue	632	—
Total revenue	$83,109	$67,551
Cash, cash equivalents and short-term investments	$199,091	$381,154
Deferred revenue, current and non-current	$123,133	$142,623

[1]	RPX excludes stock-based compensation and related employer payroll taxes from its non-GAAP financial measures.

[2]	RPX excludes amortization expense related to intangible assets (other than patents) acquired in conjunction with the acquisition of businesses from its non-GAAP financial measures.

[3]
RPX excludes fair value adjustments and gains on extinguishment related to its deferred payment obligations and realized losses on exchanges of short-term investments from its non-GAAP financial measures.

[4]	Amount reflects income taxes associated with the above noted non-GAAP exclusions.

[5]
RPX calculates non-GAAP adjusted EBITDA as GAAP earnings before other income or expenses, net, taxes, depreciation, amortization, and stock-based compensation expenses (inclusive of related employer payroll taxes).

[6]
Subscription revenue is comprised of revenue generated from membership subscription services, premiums earned, net of ceding commissions, from insurance policies, and management fees related to its insurance business.

[7] Represents clients receiving RPX's patent risk management services only; does not include RPX's discovery services clients.